AMENDMENT AND ASSUMPTION AGREEMENT
                   ----------------------------------

     AMENDMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of March __, 2000 by and between AGRO DYNAMICS, INC. ("ADI"), ECOSCIENCE PRODUCE SYSTEMS CORPORATION ("EPSC"), AGRO-DAN, INC. ("Agro-Dan") and CENTURY BUSINESS CREDIT CORPORATION, a Subsidiary of The Foothill Group, Inc. ("Lender").

                                   BACKGROUND
                                   ----------

     ADI, EPSC and Lender are parties to a Loan and Security Agreement dated as of June 29, 1999 (as same has been amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides ADI and EPSC with certain financial accommodations.

     Pursuant to the terms of a Joint Venture Agreement dated as of January 12, 2000 ("Joint Venture Agreement") among ADI, Ecoscience Corporation and Grodania A/S, a substantial portion of the assets of ADI will be transferred to Agro-Dan, a newly formed Delaware corporation, and Agro-Dan shall assume all of ADI's obligations to Lender under the Loan Agreement and the Ancillary Agreements including, without limitation, the documents listed on Exhibit A attached hereto (the Loan Agreement and the Ancillary Agreements, collectively, "Assigned Documents").

     In connection with the transactions contemplated by the Joint Venture Agreement, all of ADI's rights and obligations under the Assigned Documents shall automatically become the rights and obligations of Agro-Dan and Agro-Dan shall have the benefit of all the rights of ADI and be bound by all the obligations of ADI to Lender under the Assigned Documents, in each case on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ADI, EPSC and Agro-Dan hereto agree as follows:

     1. All capitalized terms used herein that are not defined shall have the meanings given to them in the Loan Agreement.

     2. Agro-Dan hereby assumes in full, the payment, discharge, satisfaction and performance of all Obligations of ADI and all other obligations, indebtedness and liabilities of ADI to Lender under the Assigned Documents and Agro-Dan acknowledges that it is liable for the payment, discharge, satisfaction and performance of all Obligations. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance to Lender of the Obligations, Agro-Dan hereby assigns, pledges and grants to Lender a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Nothing in this Amendment shall impair, limit or affect the liens and security interest heretofore granted, pledged and/or assigned to Lender by ADI as

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security for the Obligations. Agro-Dan hereby adopts all of the provisions, terms and conditions contained in the Assigned Documents as if the Assigned Documents had been entered into by and between Agro-Dan and Lender.

     3. ADI and Agro-Dan hereby acknowledge that each will from time to time after the execution hereof, upon request of Lender, execute and deliver to Lender such further instruments, agreements and documents, and take such further action as Lender may request in connection with the transactions herein contemplated.

     4.   Subject to satisfaction of the conditions precedent set forth in
Section 6 below, Lender hereby consents to the formation of Agro-Dan and the execution of the Joint Venture Agreement by the parties thereto and the transactions contemplated therein and waives any Event of Default arising out of the formation of Agro-Dan or the execution of or consummation of the transactions contemplated by the Joint Venture Agreement.

     5.   The Loan Agreement is hereby amended as follows:

     (a) The defined terms "Borrower" and "Borrowers" are amended to read Agro-Dan.

     (b)  Paragraph 1(a) is amended as follows:

          (i) The following defined terms are inserted in the appropriate alphabetical order:

                    "Agro-Dan" means Agro-Dan, Inc., a corporation organized under the laws of the State of Delaware.

                    "EPSC" means EcoScience Produce Systems Corporation, a corporation organized under the laws of the State of Delaware.

                    "Joint Venture Agreement" means the Joint Venture Agreement among ADI, Ecoscience Corporation and Grodania A/S.

         (ii) The following defined terms are amended in their entirety to provide as follows:

                    "Borrowing Agent" means Agro-Dan.

                    "Eligible Inventory" means Inventory of each Borrower and ADC Inventory which the Lender, in its sole and absolute discretion, exercised in a commercially reasonable manner, determines: (a) is subject to the security interest of Lender and is subject to no other liens or encumbrances whatsoever (other than Permitted Liens); (b) is in good condition and meets all standards imposed by any governmental agency, or department or division thereof having regulatory authority over such Inventory, its use or sale including but not limited to the Federal Fair Labor Standards Act of 1938 as amended, and all rules, regulations and orders

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thereunder; (c) is currently either usable or salable in the normal course of each Borrower's or ADC's business; (d) does not represent Inventory received from suppliers of ADC within the immediately preceding thirty (30) day period unless such Inventory has been paid for; and (e) not to be ineligible for any other reason.

                    "Eligible Receivables" means and includes each Receivable of each Borrower and each ADC Receivable which conforms to the following criteria:
(a) shipment of the merchandise or the rendition of services has been completed;
(b) no return, rejection or repossession of the merchandise has occurred; (c) merchandise or services shall not have been rejected or disputed by the Customer and there shall not have been asserted any offset, defense or counterclaim; (d) continues to be in full conformity with the representations and warranties made by Borrowers and ADC to the Lender with respect thereto; (e) Lender is, and continues to be, satisfied with the credit standing of the Customer in relation to the amount of credit extended; (f) there are no facts existing or threatened which are likely to result in any adverse change in a Customer's financial condition; (g) is documented by an invoice in a form approved by Lender and shall not be unpaid more than ninety (90) days from invoice date; (h) less than thirty-three percent (33%) of the unpaid amount of invoices due from such Customer remain unpaid more than ninety (90) days from invoice date; (i) is not evidenced by chattel paper or an instrument of any kind with respect to or in payment of the Receivable or the ADC Receivable unless such instrument is duly endorsed to and in possession of the Lender or represents a check in payment of a Receivable or an ADC Receivable; (j) if the Customer is located outside of the United States or Canada, the goods which gave rise to such Receivable or such ADC Receivable were shipped after receipt by such Borrower or ADC, as the case may be, from or on behalf of the Customer of an irrevocable letter of credit, assigned and delivered to the Lender and confirmed by a financial institution acceptable to the Lender and is in form and substance acceptable to the Lender, payable in the full amount of the Receivable or the ADC Receivable in United States dollars at a place of payment located within the United States; (k) such Receivable or ADC Receivable is not subject to any lien, other than Permitted Liens; (l) does not arise out of transactions with any employee, officer, agent, director, stockholder or Affiliate of any Borrower or ADC; (m) is payable to Borrower or ADC; (n) does not arise out of a bill and hold sale prior to shipment and, if the Receivable or the ADC Receivable arises out of a sale to any Person to which Borrower or ADC is indebted, the amount of such indebtedness, and any anticipated indebtedness, is deducted in determining the face amount of such Receivable or such ADC Receivable; (o) is net of any returns, discounts, claims, credits and allowances; (p) if the Receivable arises out of contracts between Borrower and the United States, any state, or any department, agency or instrumentality of any of them, such Borrower has so notified Lender, in writing, prior to the creation of such Receivable, and, if Lender so requests, there has been compliance with any governmental notice or approval requirements, including without limitation, compliance with the Federal Assignment of Claims Act; (q) is a good and valid account representing the undisputed portion of a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by Borrower, or work, labor and/or services rendered by Borrower or ADC; (r) the total unpaid Receivables from such Customer does not exceed twenty percent (20%) of all Eligible Receivables; (s) does not arise out of progress billings prior to completion of the order; and (t) is otherwise satisfactory to the Lender as determined in good faith by the Lender in the reasonable exercise of its discretion.

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                    "Equipment" means and includes all of each Borrower's,
EPSC's and ADI's now owned or hereafter acquired equipment, machinery and goods (excluding Inventory), whether or not constituting fixtures, including, without limitation: plant and office equipment, tools, dies, parts, data processing equipment, furniture and trade fixtures, trucks, trailers, loaders and other vehicles and all replacements and substitutions therefore and all accessions thereto.

                    "General Intangibles" means and includes all of each Borrower's, EPSC's and ADI's now owned or hereafter acquired general intangibles including, without limitation, trademarks, tradenames, tradestyles, trade secrets, equipment formulation, manufacturing procedures, quality control procedures, product specifications, patents, patent applications, copyrights, registrations, contract rights, choses in action, causes of action, corporate or other business records, inventions, designs, goodwill, claims under guarantees, licenses, franchises, tax refunds, tax refund claims, computer programs, computer data bases, computer program flow diagrams, source codes, object codes and all other intangible property of every kind and nature.

                    "Guarantor" means individually ADC, ADI, EPSC and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations and "Guarantors" means collectively all such Persons.

                    "Individual Formula Amount" means at the date of determination thereof, an amount equal to:

     (a)  Receivables Availability of Agro-Dan and ADC, plus

     (b)  Inventory Availability of Agro-Dan and ADC, minus

     (c) such reserves as Lender may reasonably deem proper and necessary from time to time.

                    "Inventory" means and includes all of each Borrower's, EPSC's and ADI's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Borrower's, EPSC's and ADI's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                    "Inventory Availability" means the amount of Revolving Credit Advances against Eligible Inventory, Lender may from time to time during the Term make available to each Borrower up to the lesser of (a) up to fifty percent (50%) of the value of such Borrower's Eligible Inventory (calculated on the basis of the lower of cost or market, on a first-in first-out basis) or (b) fifty percent (50%) of the amount of such Borrower's Receivables Availability. The Eligible Inventory of ADC shall be included for the purpose of determining

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the Eligible Inventory of Agro-Dan and the Eligible Receivables of ADC
shall be included for the purposes of determining the Eligible Receivables of Agro-Dan.

                    "Receivables" means and includes all of each Borrower's, EPSC's and ADI's now owned or hereafter acquired accounts and contract rights, instruments, insurance proceeds, documents, chattel paper, letters of credit and each Borrower's, EPSC's and ADI's rights to receive payment thereunder, any and all rights to the payment or receipt of money or other forms of consideration of any kind at any time now or hereafter owing or to be owing to any Borrower, EPSC or ADI, all proceeds thereof and all files in which any Borrower, EPSC or ADI has any interest whatsoever containing information identifying or pertaining to any of such Borrower's, EPSC's or ADI's Receivables, together with all of each Borrower's, EPSC's or ADI's rights to any merchandise which is represented thereby, and all of each Borrower's, EPSC's or ADI's right, title, security and guaranties with respect to each Receivable, including, without limitation, all rights of stoppage in transit, replevin and reclamation and all rights as an unpaid vendor.

                    "Receivables Availability" means the amount of Revolving Credit Advances against Eligible Receivables Lender may from time to time during the term of this Agreement make available to each Borrower up to eighty-five percent (85%) of the net face amount of Eligible Receivables of such Borrower. The Eligible Receivables of ADC shall be included for the purposes of determining the Eligible Receivables of Agro-Dan.

     (c)  Paragraph 6 is amended in its entirety to provide as follows:

         "6.   Security Interest.

         (a) To secure the prompt payment to Lender of the Obligations, each Borrower, EPSC and ADI hereby assigns, pledges and grants to Lender a continuing security interest in and to the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located, whether or not the same is subject to Article 9 of the UCC; provided, however, the foregoing grant of a security interest and lien shall not include any rights or interests of any Borrower, EPSC or ADI under any licenses, leases or other contracts if and to the extent that (i) the terms of the agreement or agreements creating or evidencing such rights or interests prohibit such grant and (ii) the term prohibiting such grant is effective as a matter of law and has not been waived or the consent of the necessary party to the grant to Lender has not been obtained; provided, further, (x) if any such prohibition is subsequently lifted, terminated or is otherwise no longer effective as a matter of law or is waived or the consent of the necessary party is obtained, a security interest therein in favor of Lender shall automatically arise hereunder without any further action on the part of any Borrower, EPSC, ADI or Lender and (y) nothing contained herein shall be deemed to limit, impair or otherwise affect Lender's security interest in any rights or interests of any Borrower, EPSC or ADI in or to monies due or to become due under any such agreement. All of Borrowers', EPSC's and ADI's ledger sheets, files, records, books of account, business papers and documents relating to the Collateral shall, until delivered to or removed by Lender, be kept by Borrowers, EPSC and ADI in trust for Lender until all Obligations have been paid in full. Each confirmatory assignment schedule or

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other form of assignment hereafter executed by Borrowers, EPSC and ADI shall be deemed to include the foregoing grant, whether or not the same appears therein.

         (b) Lender may file one or more financing statements disclosing Lender's security interest in the Collateral without a Borrower's, EPSC's or ADI's signature appearing thereon or Lender may sign on a Borrower's, EPSC's or ADI's behalf as provided in paragraph 13 hereof. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement. If any Receivable or any ADC Receivable becomes evidenced by a promissory note or any other instrument for the payment of money, the applicable Borrower, EPSC or ADI will or will cause ADC to immediately deliver such instrument to Lender appropriately endorsed."

     (d)  Paragraph 7 is amended in its entirety to provide as follows:

         "7.   Representations Concerning the Collateral. Each Borrower, ESPC
and ADI represents and warrants (each of which such representations and warranties shall be deemed repeated upon the making of each request for a Revolving Credit Advance and made as of the time of each and every Revolving Credit Advance hereunder):

         (a) each Borrower, EPSC and ADI owns its respective Collateral free and clear of all claims, liens, security interests and encumbrances
(including without limitation any claims of infringement) except (A) those in Lender's favor and (B) Permitted Liens;

         (b) none of the Collateral is subject to any agreement prohibiting the granting of a security interest or requiring notice of or consent to the granting of a security interest; and

         (c) all Receivables and ADC Receivables (i) represent complete bona fide transactions which require no further act under any circumstances on the applicable Borrower's, EPSC's or ADC's part to make such Receivables or ADC Receivables payable by the Customers, (ii) to the best of each Borrower's, EPSC's and ADI's knowledge, are not subject to any present, future or contingent offsets or counterclaims, and (iii) do not represent bill and hold sales, consignment sales, guaranteed sales, sale or return or other similar understandings or obligations of any Affiliate or Subsidiary of any Borrower, EPSC or ADI."

     (e)  Paragraph 8 is amended in its entirety to provide as follows:

         "8.   Covenants Concerning the Collateral. During the Term, each
Borrower, EPSC and ADI covenants that it shall:

         (a) not dispose of any of the Collateral whether by sale, lease or otherwise except for (i) the sale of Inventory in the ordinary course of business, and (ii) the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out Equipment having an aggregate fair market value for all Borrower's, EPSC and ADI of not more than $100,000 and only to the extent that (x) the proceeds (if any) of any such disposition are used to acquire replacement Equipment which is subject to Lender's first priority

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security interest or (y) the proceeds (if any) of which are remitted to
Lender in reduction of the Obligations;

         (b) not encumber, mortgage, pledge, assign or grant any security interest in any Collateral or any other assets of Borrowers, EPSC or ADI to anyone other than Lender and except for Permitted Liens;

         (c) place notations upon each Borrower's, EPSC's or ADI's books of account and any financial statement prepared by each such entity to disclose Lender's security interest in the Collateral;

         (d) keep and maintain the Equipment in good operating condition, except for ordinary wear and tear, and except for obsolete and worn-out equipment, shall make all necessary repairs and replacements thereof so that the value and operating efficiency shall at all times be maintained and preserved. No Borrower shall and neither EPSC nor ADI shall permit any such items to become a fixture to real estate or accessions to other personal property;

         (e) not extend the payment terms of any Receivable beyond thirty (30) days from invoice date without prompt notice thereof to Lender;

         (f) perform all other steps requested by Lender to create and maintain in Lender's favor a valid perfected first security interest in all Collateral (except for Permitted Liens);

         (g) defend the Collateral against the claims and demands of al parties; and

         (h) cause at least annually, an appraisal to be performed by an appraiser satisfactory to Lender, of the Inventory of Borrowers and the ADC Inventory and Lender shall have the right based upon such appraisal to decrease the amount to the amount of Inventory availability to an amount not greater than eighty (80%) of the auction value of the Inventory of Borrowers and ADC Inventory which is acceptable to Lender and on which Lender has a first perfected security interest as set forth such appraisal."

     (f)  Paragraph 10 is amended in its entirety to provide as follows:

          "10. Inspections. At all times during normal business hours, Lender shall have the right to (a) visit and inspect Borrowers', EPSC's and ADI's properties and the Collateral, (b) upon reasonable notice to Borrowing Agent, inspect, audit and make extracts from Borrowers', EPSC's and ADI's relevant books and records, including, but not limited to, management letters prepared by independent accountants, provided, that no notice shall be required if an Incipient Event of Default or Event of Default shall have occurred or if Lender at any time deems itself insecure or shall fear the diminution in value of the Collateral, and (c) discuss with Borrowers', EPSC's and ADI's principal officers, and independent accountants, Borrowers', EPSC's and ADI's business, assets, liabilities, financial condition, results of operations and business prospects. Borrowers, EPSC and ADI will deliver to Lender any

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instrument necessary for Lender to obtain records from any service bureau maintaining records for Borrowers, EPSC and ADI."

     (g)  Paragraph 11 is amended in its entirety to provide as follows:

         "11. Financial Information. Borrowers shall provide Lender (a) as soon as available, but in any event within ninety (90) days after the end of each of Borrowers', EPSC's and ADI's fiscal years, a balance sheet of each Borrower, EPSC, ADI and ADC as at the end of such fiscal year and the related statements of income, retained earnings and changes in cash flow for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, which shall have been reported on by independent certified public accountants who shall be satisfactory to Lender and shall be accompanied by an unqualified audit report issued by such independent certified public accountants; (b) as soon as available, drafts of the balance sheet of each Borrower, EPSC, ADI and ADC as at the end of each of Borrowers', EPSC's, ADI's and ADC's fiscal years and the related statements of income, retained earnings and changes in cash flow for such fiscal year, which have been internally prepared by Borrowers, EPSC, ADI or ADC, as the case may be; (c) as soon as available, but in any event within thirty (30) days after the close of each month, the balance sheet as at the end of such month and the related statements of income, retained earnings and changes in cash flow for such month, which have been internally prepared by Borrowers, EPSC, ADI or ADC, as the case may be. All financial statements required under (a), (b) and (c) above shall be prepared in accordance with GAAP, subject to year-end adjustments in the case of monthly and quarterly statements. Together with the financial statements furnished pursuant to (a) above, Borrowers, EPSC and ADI shall and shall cause ADC to, deliver a certificate of Borrowers', EPSC's, ADI's or ADC's certified public accountants addressed to Lender stating that (i) they have caused this Agreement, the Ancillary Agreements and the Guaranty Security Agreements to be reviewed and
(ii) in making the examination necessary for the issuance of such financial statements, nothing has come to their attention to lead them to believe that any Event of Default or Incipient Event of Default exists and, in particular, they have no knowledge of any Event of Default or Incipient Event of Default or, if such is not the case, specifying such Event of Default or Incipient Event of Default and its nature, when it occurred and whether it is continuing. At the times the financial statements are furnished pursuant to (a), (b) and (c) above, a certificate of each Borrower's, EPSC's, ADI's and ADC's President or Chief Financial Officer shall be delivered to Lender stating that, based on an examination sufficient to enable him to make an informed statement, no Event of Default or Incipient Event of Default exists, or, if such is not the case, specifying such Event of Default or Incipient Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by Borrowers with respect to such event. In addition, Borrowers, EPSC and ADI shall provide Lender, as soon as available, copies of all proxy statements, financial statements and reports which any Borrower, EPSC, ADI, ADC or EcoScience sends to its shareholders and holders of its Indebtedness and copies of any and all periodic and special reports, as well as all registration statements which any Borrower, EPSC, ADI, ADC or EcoScience files with the Securities and Exchange Commission."

     (h) The first paragraph of Paragraph 12 is amended in its entirety to provide as follows:

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         "12.  Additional Representations, Warranties and Covenants.  Each
Borrower, EPSC and ADI represents, warrants (each of which such representations and warranties shall be deemed repeated upon the making of a request for a Revolving Credit Advance and made as of the time of each Revolving Credit Advance made hereunder), and covenants that:"

     (i) Paragraphs 12(a), (b) and (c) are amended in their entirety to provide as follows:

          "(a) (i) each Borrower, ESPC and ADI is a corporation duly organized and validly existing under the laws of the states listed on Exhibit 12(a),
(ii) each Borrower, EPSC and ADI is duly qualified and in good standing in every other state or jurisdiction in which the nature of such Borrower's, EPSC's or ADI's business requires such qualification and (iii) ADC is a wholly owned Subsidiary of Agro-Dan;

          (b) the execution, delivery and performance of this Agreement and the Ancillary Agreements (i) have been duly authorized, (ii) are not in contravention of such Borrower's, EPSC's or ADI's certificate of incorporation, by-laws or of any indenture, agreement or undertaking to which such Borrower, EPSC or ADI is a party or by which such Borrower or ADI is bound except where the failure to qualify would not have a material adverse effect on the business, assets, operations, prospects or financial or other condition of Borrower, EPSC or ADI or the ability of such party to perform the Obligations and (iii) are within such Borrower's, EPSC's or ADI's corporate powers;

          (c) this Agreement and the Ancillary Agreements executed and delivered by each Borrower, EPSC and ADI are such Borrower's, EPSC's or ADI's legal, valid and binding obligations, enforceable in accordance with their terms;"

     (j)  The following paragraph is inserted at the end of Paragraph 12:

         "(r) Lender has received complete copies of the Joint Venture Agreement (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Lender. Borrower, EPSC and ADI shall enforce all of its rights under the Joint Venture Agreement and the executed in connection therewith including, but not limited to, all indemnification rights and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights."

     (k)  Paragraph 13 is amended in its entirety to provide as follows:

          "13. Power of Attorney. Each Borrower, EPSC and ADI hereby appoints Lender or any other Person whom Lender may designate as such Borrower's, EPSC's or ADI's attorney, with power to: (i) endorse such Borrower's, EPSC's or ADI's name on any

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checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession; (ii) sign such Borrower's, EPSC's or ADI's name on any invoice or bill of lading relating to any Receivables, drafts against customers, schedules and assignments of Receivables, notices of assignment, financing statements and other public records, verifications of account and notices to or from customers; (iii) verify the validity, amount or any other matter relating to any Receivable by mail, telephone, telegraph or otherwise with account debtors; (iv) execute customs declarations and such other documents as may be required to clear Inventory through Customs; (v) do all things necessary to carry out this Agreement, any Ancillary Agreement and all related documents; and (vi) on or after the occurrence and continuation of an Event of Default, notify the post office authorities to change the address for delivery of such Borrower's, EPSC's or ADI's mail to an address designated by Lender, and to receive, open and dispose of all mail addressed to such Borrower. Each Borrower, EPSC and ADI hereby ratifies and approves all acts of the attorney. Neither Lender nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivable which is assigned to Lender or in which Lender has a security interest remains unpaid and until the Obligations have been fully satisfied."

     (l)  Paragraph 19 is amended in its entirety to provide as follows:

          "19. Remedies. Upon the occurrence of an Event of Default pursuant to paragraph 18(k) herein, all Obligations shall be immediately due and payable and this Agreement shall be deemed terminated; upon the occurrence and continuation of any other of the Events of Default, Lender shall have the right to demand repayment in full of all Obligations, whether or not otherwise due. Until all Obligations have been fully satisfied, Lender shall retain its security interest in all Collateral. Lender shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the UCC, and under other applicable law, all other legal and equitable rights to which Lender may be entitled, including without limitation, the right to take immediate possession of the Collateral, to require Borrowers, EPSC and ADI to assemble the Collateral, at Borrowers', EPSC's or ADI's expense, and to make it available to Lender at a place designated by Lender which is reasonably convenient to both parties and to enter any of the premises of any Borrower, EPSC or ADI or wherever the Collateral shall be located, with or without force or process of law, and to keep and store the same on said premises until sold (and if said premises be the property of a Borrower, EPSC or ADI, such Borrower, EPSC and ADI agrees not to charge Lender for storage thereof), and the right to apply for the appointment of a receiver for any Borrower's, EPSC's or ADI's property. Further, Lender may, at any time or times after default by any Borrower, EPSC or ADI sell and deliver all Collateral held by or for Lender at public or private sale for cash, upon credit or otherwise, at such prices and upon such terms as Lender, in Lender's sole discretion, deems advisable or Lender may otherwise recover upon the Collateral in any commercially reasonable manner as Lender, in its sole discretion, deems advisable. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrowing Agent's address as shown in Lender's records, at least ten (10) days before the time of the event of which notice is being given. Lender may be the purchaser at any sale, if it is public. In connection with the exercise of the foregoing remedies, Lender is granted permission to use all of Borrowers' trademarks, tradenames, tradestyles, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with

(a) Inventory for the purpose of disposing of such Inventory and (b)
Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order Lender elects) of all Obligations. Lender will return any excess to Borrowers and Borrowers shall remain liable to Lender for any deficiency. In addition to all other sums due to Lender, Borrowers shall pay Lender, for costs and expenses incurred by Lender for internal collection efforts to obtain or enforce payment of Receivables and the ADC Receivables, an amount equal to fifteen percent (15%) of the net face amount of any Receivables and ADC Receivables collected."

     (m)  Paragraph 25 is amended to include the following at the end thereof:

          "If to ADI: To Borrowing Agent as set forth above."

          If to EPSC: To Borrowing Agent as set forth above."

     (n) Exhibit 12(a) is replaced with the corresponding exhibit to this Agreement.

     6. This Agreement shall become effective upon satisfaction of the following conditions precedent, each in a manner satisfactory to Century and pursuant to agreements in form and substance satisfactory to Century :

          (a) Lender shall have received this Agreement duly executed by ADI, EPSC and Agro-Dan;

          (b) Lender shall have received a fee in the amount of $10,000 which shall be charged to Borrower's account on the effective date of this Agreement.

          (c) Lender shall have received final executed copies of the Joint Venture Agreement and all related agreements, documents and instruments as in effect o the effective date of this Agreement and the transactions contemplated by such documentation shall be consummated concurrently with the execution of this Agreement.

          (d) Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the board of directors of Agro-Dan authorizing (x) the execution, delivery and performance of the Agreement, and (y) the granting by Agro-Dan of the liens upon the Collateral certified by the Secretary or an Assistant Secretary of Agro-Dan as of the date of this Agreement; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (e) Lender shall have received a copy of the certificate of incorporation of Agro-Dan, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the by-laws of Agro-Dan certified as accurate and complete by the Secretary or an Assistant Secretary of Agro-Dan;

          (f) Lender shall have received the executed legal opinion of Giordano, Halleran and Ciesla in form and substance satisfactory to Lender regarding the due authorization, enforceability and validity of this Agreement and the transactions contemplated herein;

          (g) Lender shall have received in form and substance satisfactory to Lender, certified copies of Agro-Dan's casualty insurance policies, together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee, and certified copies of Agro-Dan's liability insurance policies, together with endorsements naming Lender as a co-insured;

          (h) Lender shall have received a duly executed agreement establishing accounts for Agro-Dan with financial institutions reasonably acceptable to Lender for the collection or servicing of the Receivables and proceeds of the Collateral of Agro-Dan;

          (i) Lender shall have received a Guaranty Agreement from ADC, ADI and EPSC covering the Obligations of Agro-Dan;

          (j) Lender shall have received from ADC all such documents necessary to maintain a perfected security interest in the ADC Collateral granted to Lender pursuant to the Guarantor Security Agreement;

          (k) Lender shall have received from Agro-Dan stock certificates of ADC and stock powers with respect to ADC duly endorsed in blank; and

          (l) Lender shall have received such other certificates, instruments, documents and agreements as may reasonably be required by Lender in connection with this Agreement or its counsel.

     7. Except as expressly provided herein, all of the representations, warranties, terms, covenants and conditions contained in the Assigned Documents shall remain unamended and shall continue to be and shall remain in full force and effect in accordance with their respective terms. The amendment and waivers set forth herein shall be limited precisely as provided for herein and shall not be deemed a waiver or modification of, or an amendment to, any other term or provision of any Assigned Document.

     8. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     9. This Agreement may be executed in one or more counterparts each of which taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed an original signature hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year specified at the beginning hereof.


                                        AGRO DYNAMICS, INC.

                                        By:_______________________________
                                             Name:
                                             Title:

                                        AGRO-DAN, INC.

                                        By:_______________________________
                                             Name:
                                             Title:


                                        ECOSCIENCE PRODUCE SYSTEMS CORPORATION

                                        By:_______________________________
                                             Name:
                                             Title:


                                        CENTURY BUSINESS CREDIT
                                        CORPORATION, a Subsidiary of The
                                        Foothill Group, Inc.

                                        By:_______________________________
                                             Name:
                                             Title:



CONSENTED AND AGREED TO:

ECOSCIENCE CORPORATION

  By:________________________________
      Name:
      Title:

                                    Exhibit A
                                    ---------


1. Supplement Letter of Credit Security Agreement dated as of June 29, 1999 among ADI, EPSC and Lender.

2. Trademark Collateral Security Agreement and Trademark Assignment of Security each dated as of June 29, 1999 by and between ADI and Lender and Power of Attorney dated as of June 29, 1999 made by ADI in favor of Lender.

3. Patent Collateral Security Agreement and Patent Assignment of Security each dated as of June 29, 1999 by and between ADI and Lender and Power of Attorney dated as of June 29, 1999 made by ADI in favor of Lender.